SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

January 11, 2012
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Date of Report (date of earliest event reported)

Amber Resources Company of Colorado
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Exact name of Registrant as Specified in its Charter

Delaware	0-08874	84-0750506
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

370 17th Street, Suite 4300 Denver, Colorado 80202
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Address of Principal Executive Offices, Including Zip Code

(303) 293-9133
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 11, 2012, the United States Bankruptcy Court for the District of Delaware entered a Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (the “Final Order”), which stipulates that a copy of the Final Order shall be filed as an exhibit to a report on Form 8-K. A copy of the Final Order is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

          99.1 Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, dated January 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBER RESOURCES COMPANY OF COLORADO

Date: February 16, 2012	By:	/s/ Stanley F. Freedman
Stanley F. Freedman, Executive Vice President and Secretary